                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                             CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE:  10/16/95

                                                Total $        Per $1,000
                                                 Amount         Original
                                               ----------     ------------
Class A Certificates
--------------------
(1) Amount available (including Monthly
    Servicing Fee)                            $6,127,356.49

A.  Interest
    (2)  Aggregate Interest
         a. Class A-1 Interest                   178,207.20     3.79164255
         b. Class A-2 Interest                   397,800.00     6.50000000
         c. Class A-3 Interest                   265,000.00     6.62500000
         d. Class A-4 Interest                   328,000.00     6.83333333
         e. Class A-5 Remittance Rate
             (8.40%, unless Weighted Average
              Contract Rate is below 8.40%)           8.40%
         f. Class A-5 Interest                   357,000.00     7.00000000
         g. Class A-6 Remittance Rate
             (8.70%, unless Weighted Average
              Contract Rate is below 8.70%)           8.70%
         h. Class A-6 Interest                   429,113.00     7.25000000

    (3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                   .00            .00

    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                   .00            .00

B.  Principal
    (5)  Formula Principal Distribution
         Amount                                2,743,306.10            N/A
         a. Scheduled Principal                  591,330.75            N/A
         b. Principal Prepayments              1,915,574.61            N/A
         c. Liquidated Contracts                 236,400.74            N/A
         d. Repurchases                                 .00            N/A

    (6)  Pool Scheduled Principal
         Balance                             358,092,880.81   946.48477371
    (6a) Pool Factor                              .94648477

    (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          Date
                                                        .00

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 2
                       CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                       TRUST ACCOUNT #3334018-0
                       REMITTANCE DATE:  10/16/95

                                             Total $     Per $1,000
                                              Amount      Original
                                            ----------   -----------

  (8) Class A Percentage for such Remittance
      Date (Until Class B Cross-Over Date,
      and on each Remittance Date thereafter
      unless each Class B Principal
      Distribution Test is satisfied, equals
      Class A Principal Balance divided by
      pool Scheduled Principal Balance)        89.50%

  (9) Class A Percentage for the following
      Remittance Date                          89.42%

 (10) Class A Principal Distribution:
      a. Class A-1                       2,743,306.10    58.36821489
      b. Class A-2                                .00            .00
      c. Class A-3                                .00            .00
      d. Class A-4                                .00            .00
      e. Class A-5                                .00            .00
      f. Class A-6

 (11) Class A-1 Principal Balance       26,753,058.81   569.21401723
(11a) Class A-1 Pool Factor                 .56921402

 (12) Class A-2 Principal Balance       61,200,000.00   1000.0000000
(12a) Class A-2 Pool Factor                1.00000000

 (13) Class A-3 Principal Balance       40,000,000.00   1000.0000000
(13a) Class A-3 Pool Factor                1.00000000

 (14) Class A-4 Principal Balance       48,000,000.00   1000.0000000
(14a) Class A-4 Pool Factor                1.00000000

 (15) Class A-5 Principal Balance       51,000,000.00   1000.0000000
(15a) Class A-5 Pool Factor                1.00000000

 (16) Class A-6 Principal Balance       59,188,000.00   1000.0000000
(16a) Class A-6 Pool Factor                1.00000000

 (17) Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                       .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 3

                             CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE:  10/16/95

                                             Total $      Per $1,000
                                              Amount       Original
                                            ---------     ----------

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (18)  31-59 days                        5,159,907.73       177

   (19)  60 days or more                   3,859,083.91       115

   (20)  Current Month Repossessions         538,980.08        23

   (21)  Repossession Inventory            1,401,911.25        54

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                    1.08%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                          .85%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                    1.44%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                         1.17%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from March 1, 2000 to
         February 29, 2000, 9% from March 1, 2001 to
         February 29, 2001 and 10% thereafter)               .03%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                           66,753.36

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 4

                            CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                            TRUST ACCOUNT #3334018-0
                            REMITTANCE DATE:  10/16/95


     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                    .13%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance Date (must
         equal or exceed 17.5%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $7,566,796.00                                      10.50%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS M-1 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 5

                             CUSIP#'S  393505-FH0
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE: 10/16/95

                                                  Total $         Per $1,000
                                                  Amount           Original
                                                 ---------       ------------
 CLASS M1 CERTIFICATES
 ---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                           1,428,930.18

 A.    Interest
 (28)  Aggregate interest

       (a) Class M-1 Remittance Rate
           (9.05%, unless Weighted Average
           Contract Rate is below 9.05%)               9.05%

       (b) Class M-1 Interest                     257,035.08      7.54166657

 (29)  Amount applied to:
       a. Unpaid Class M-1 Interest Shortfall            .00               0

 (30)  Remaining:
       a. Unpaid Class M-1 Interest Shortfall            .00               0

 B.    Principal
 (31)  Formula Principal Distribution Amount
       a. Scheduled Principal                            .00             N/A
       b. Principal Prepayments                          .00             N/A
       c. Liquidated Contracts                           .00             N/A
       d. Repurchases                                    .00             N/A

 (32)  Class M-1 Principal Balance             34,082,000.00   1000.00000000
(32a)  Class M-1 Pool Factor                      1.00000000

 (33)  Class M-1 Percentage after prior
       Remittance Date                                   .00

 (34)  Class M-1 Percentage for such Remittance
       Date                                              .00

 (35)  Class M-1 Percentage for the following
       Remittance Date                                   .00

 (36)  Class M-1 Principal Distribution:
       a. Class M-1                                      .00      0.00000000

 (37)  Unpaid Class M-1 Principal Shortfall
       (if any) following prior Remittance Date          .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date        .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                             CUSIP#'S  393505-FJ6, FK3
                             REMITTANCE DATE: 10/16/95

                                                Total $     Per $1,000
                                                Amount       Original
                                              ----------   ------------
Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution Amount (including Monthly
       Servicing Fee)                        1,171,895.10

  (2)  Class B-1 Remittance Rate (9.00% unless
       Weighted Average Contract Rate is
       below 9.00%)                                 9.00%

  (3)  Aggregate Class B1 Interest             113,610.00   7.50000000

  (4)  Amount applied to Unpaid Class
       BI Interest Shortfall                          .00          .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                             .00          .00

  (6)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date       .00

  (7)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)          .00

 (7a)  Class B Percentage for the following
       Remittance Date                                .00

  (8)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)         .00

 (9a)  Class B1 Principal Shortfall                   .00

 (9b)  Unpaid Class B1 Principal Shortfall            .00

 (10)  Class B Principal Balance            37,869,822.00

 (11)  Class B1 Principal Balance           15,148,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               September, 1995
                                    Page 2

                             CUSIP#'S  393505-FJ6, FK3
                             REMITTANCE DATE: 10/16/95

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                 ----------   ------------
Class B2 and C Certificates
--------------------------
(12)  Remaining Amount Available                1,058,285.10

(13)  Class B-2 Remittance Rate (9.20%
      unless Weighted Average Contract
      Rate is less than 9.20%)                         9.20%

(14)  Aggregate Class B2 Interest                 174,200.64   7.66666687

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00          .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                 .00          .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date           .00

(18)  Class B2 Principal Liquidation Loss Amount         .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)          .00

(20)  Guarantee Payment                                  .00

(21)  Class B2 Principal Balance               22,721,822.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      and Class B1 and B2 Distribution Amount;
      if the Company is the Servicer)             150,348.41

(23)  3% Guarantee Fee                            733,736.05

(24)  Class C Residual Payment                          0.00

(25)  Repossessed Contracts                       538,980.08

(26)  Repossessed Contracts Remaining
      in Inventory                              1,401,911.25

(27)  Weighted Average Contract Rate                11.85166

                                     GTFC
                                    1995-1
                                September, 1995
                              Defaulted Contracts



                                                  Estimated
                                     Repurchase    Loss at
Account#      Principal    Interest    Amount     Sale Date
--------      ---------    --------  ----------   ---------

16316278      18,768.12     133.41    18,901.53    5,571.34
18315042      22,492.23     159.88    22,652.11    4,319.11
22321041      14,834.91     105.45    14,940.36    1,909.49
25324596      25,930.89     184.32    26,115.21    6,980.57
27317147      11,655.53      82.85    11,738.38    8,784.11
28319521      20,423.34     145.17    20,568.51      375.00
40312529       7,766.16      55.20     7,821.36    4,091.16
53314555      11,432.85      81.26    11,514.11    1,541.81
65312886      23,505.76     167.08    23,672.84   14,296.32
75322908      12,237.63      86.98    12,324.61    3,145.45
77322174      19,872.30     141.25    20,013.55    4,708.04
95323299      15,550.35     110.53    15,660.88     (595.24)
97324824      31,930.67     226.97    32,157.64   11,309.09
            -----------  ---------  -----------  ----------

TOTALS:     $236,400.74  $1,680.35  $238,081.09  $66,436.25
            ===========  =========  ===========  ==========